UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): April 28, 2016
____________________
TransUnion
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000
___________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On April 28, 2016, Gilbert H. Klemann resigned from his position as a director of TransUnion (the "Company"), effective as of that date. Mr. Klemann’s resignation did not result from any disagreement with TransUnion on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 4, 2016. The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	Election of three directors, all of whom are currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2019 annual meeting.

2.	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

4.	A non-binding advisory vote to recommend the frequency of non-binding advisory votes to approve the executive compensation of the Company’s named executive officers.

The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2016 Proxy Statement (the “Proxy Statement”).

Proposal 1: Election of Directors

The following nominees were elected to the Board of Directors for a three-year term expiring in 2019, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
George M. Awad	174,358,106	2,505,881	1,475,234
Siddharth N. (Bobby) Mehta	159,070,213	17,793,774	1,475,234
Andrew Prozes	174,280,540	2,583,447	1,475,234

The following directors, who were not up for reelection at the Annual Meeting, continue to serve as directors following the meeting: Christopher Egan, Pamela A. Joseph, Leo F. Mullin, James M. Peck, Sumit Rajpal and Steven M. Tadler.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved as follows:

FOR	AGAINST	ABSTAIN
178,239,630	96,922	2,669

Proposal 3: Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
176,806,972	51,341	5,674	1,475,234

Proposal 4: Frequency of Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, holding a non-binding advisory vote to approve the executive compensation of the Company’s named executive officers every three years.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
25,732,136	87,542	151,036,436	7,873	1,475,234

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 4, 2016
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President - Legal & Regulatory
and Corporate Secretary